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                                                                 EXHIBIT 10.34.3


                                                              September 19, 1996
Horizon Seismic Inc.
11200 Westheimer St., Suite 410
Houston, Texas 77042

Attn:            Mr. Dave Burns
                 Vice President

     RE:  TIME CHARTER OF M/V ABSHIRE TIDE
                 OFFICIAL NUMBER 663944



Gentlemen:

         Reference is made to that certain letter agreement dated February 12, 1996 governing the time charter of the captioned vessel between Tidewater Marine, Inc. ("OWNER") and Horizon Seismic Inc. ("CHARTERER") pursuant to the terms and conditions of that certain Blanket Time Charter dated February 9, 1996, between OWNER and CHARTERER. The purpose of this letter agreement is to revise and extend the term of the reference letter agreement as follows:

           1. Minimum Term - The minimum term specified in Clause 5 of the referenced letter agreement is hereby extended through September 19, 1997.

           2. Daily Charter Rate - The text of Clause 7 of the referenced letter agreement is hereby deleted and replaced with the following: "Effective at 0001 hours on September 20, 1996, The Vessel's daily charter rate payable to OWNER by CHARTERER for its use of the Vessel shall be Five Thousand Seven Hundred and no/100 ($5,700.00) U.S. Dollars. In addition CHARTERER shall pay OWNER One Hundred, Fifty and no/100 ($150.00) U.S. Dollars per day for a cook and One Hundred and no/100 ($100.00) U.S. Dollars per day for a messman.

           3. Crew Size - The text of Clause 9D of the referenced letter agreement is hereby deleted and replaced with the following:
                 "OWNER" agrees that the crew complement required for the operation of the Vessel, and which shall be furnished by OWNER and is included in the Vessel's daily charter rate, shall be a total of six (6) persons consisting of two (2) masters, one
                 (1) mate, one (1) engineer, one (1) oiler, and one (1) able-bodied seamen.
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Horizon Seismic Inc.
September 19, 1996
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         All other terms and conditions in the referenced letter agreement and in the Blanket Time Charter not inconsistent herewith shall remain as originally written. If the foregoing meets with your approval, please so indicate by signing both counterparts hereof and returning one to them to us for our files.


                                                     Very truly yours,

                                                     TIDEWATER MARINE, INC.

                                                     /s/ Marinus Quist

                                                     Marinus Quist
                                                     Vice President


Agreed and Accepted
Horizon Seismic, Inc.
By:  /s/ David Burns
         Its:  Vice President